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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 1996


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
             MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1996-1)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                333-7569                   13-3416059
           --------                --------                   ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

Two World Financial Center
NEW YORK, NEW YORK                                              10281
--------------------------                                    ----------
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 449-1000
                                                     --------------




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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

     On September 26, 1996, a single series of certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset Backed Certificates, Series 1996-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 1996 (the "Agreement"), attached hereto as
Exhibit 4.1, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Depositor"), Berkeley Federal Bank & Trust FSB ("Berkeley") as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). The Certificates consist of two classes of certificates (collectively, the "Certificates"), designated as: the "Class A Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien mortgage loans having original terms to maturity ranging from 15 years to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of fixed-rate Mortgage Loans (the "Fixed Rate Mortgage Loans") and adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans") having an aggregate principal balance of $81,129,770 as of the Cut-off Date. The Mortgage Loans were purchased pursuant to a Mortgage Loan Purchase Agreement, dated September 20, 1996 (the "Mortgage Loan Purchase Agreement"), between Depositor as purchaser and Berkeley as seller. The Certificates, other than the Class R Certificates, were sold by the Depositor to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated September 20, 1996, between the Depositor and Merrill. The Class R Certificates were delivered by the Depositor to Berkeley as partial consideration for the Mortgage Loans.

     The Fixed Rate Mortgage Loans bear interest ("Mortgage Rates") at a fixed annualized rate and range from 8.875% per annum to 15.000% per annum, with a weighted average Mortgage Rate as of the Cut-off Date of approximately 10.765% per annum. As of the Cut-off Date, the Fixed Rate Mortgage Loans will have a weighted average remaining term to maturity of approximately 298 months. Approximately 5.66% of the Fixed Rate Mortgage Loans by aggregate principal balance as of the Cut-off Date are Buydown Mortgage Loans, and approximately 21.78% of the Fixed Rate Mortgage Loans by aggregate principal balance as of the Cut-off Date are balloon payment mortgage loans (each, a "Balloon Mortgage Loan").

     Each Adjustable Rate Mortgage Loan generally provides for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index and a fixed percentage amount (the "Gross Margin"), subject to periodic and lifetime limitations. None of the Adjustable Rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate. As of the Cut-off Date, the Adjustable Rate

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                                       -3-


Mortgage Loans have Mortgage Rates ranging from 7.250% per annum to 14.990% per annum, a weighted average Mortgage Rate of approximately 10.130% per annum, a weighted average next Adjustment Date in March 1998, Gross Margins ranging from 3.000% to 8.950% and a weighted average Gross Margin of approximately 6.404%. As of the Cut-off Date, the Adjustable Rate Mortgage Loans will have a weighted average remaining term to maturity of approximately 359 months. None of the Adjustable Rate Mortgage Loans are Buydown Mortgage Loans or Balloon Mortgage Loans.

     The Certificates have the following initial Certificate Balances and initial PassThrough Rates:

                             Initial Certificate
        Class                Principal Balance             Pass-Through Rate
        -----                -----------------             -----------------

          A                   $81,129,770.00                   Variable

          R                            $0.00                       N/A



     The Certificates, other than the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 20, 1996, and the Prospectus Supplement, dated September 20, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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                                       -4-


Item 7.  Financial Statements and Exhibits
         ---------------------------------

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits



      Exhibit No.                         Description
      -----------                         -----------

          4.1 Pooling and Servicing Agreement, dated as of September 1, 1996, by and among Merrill Lynch Mortgage Investors, Inc. as Depositor,
                                Berkeley Federal Bank & Trust FSB as
                                Master Servicer and Bankers Trust
                                Company as Trustee, relating to the
                                Series 1996-1 Certificates.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 26, 1996

                                     MERRILL LYNCH MORTGAGE
                                     INVESTORS, INC.


                                     By: /s/ Michael M. McGovern
                                         -----------------------
                                     Name:
                                     Title:

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                                Index to Exhibits
                                -----------------



                                                                Sequentially
   Exhibit No.                  Description                     Numbered Page
   -----------                  -----------                     -------------

       4.1        Pooling and Servicing Agreement, dated as of       7
                  September 1, 1996, by and among Merrill
                  Lynch Mortgage Investors, Inc. as Depositor,
                  Berkeley Federal Bank & Trust FSB as Master
                  Servicer and Bankers Trust Company as
                  Trustee, relating to the Series 1996-1
                  Certificates.




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